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                        SECURITIES AND EXCHANGE COMMISSION


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                                    FORM 8-K



                                  CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



    Date of Report (date of earliest event reported):      February 23, 1996



                                     Armco Inc.
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                 (Exact name of registrant as specified in charter)



                                        Ohio
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        (State or other jurisdiction of incorporation or organization)

        1-873-2                                     31-0200500
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(Commission File Number)               (I.R.S. Employer Identification No.)



One Oxford Centre, 301 Grant Street, Pittsburgh, Pennsylvania   15219-1415
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         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  412/255-9800
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Item 5.  Other Events.
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     On February 23, 1996, the Board of Directors of Armco Inc. (the
"Company") adopted a Stockholder Rights Plan and declared a dividend distribution of one preferred stock purchase right for each outstanding share of common stock of the Company to stockholders of record at the close of business on June 26, 1996. The Company's existing Stockholder Rights Plan expires on June 26, 1996. The foregoing actions are further described in the Exhibit hereto, which is incorporated herein by reference.



Item 7.  Exhibits.
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    99.     Press release dated February 23, 1996.

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                              SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ARMCO INC.



Date:  February 29, 1996                   By: /s/ Gary R. Hildreth
                                        ------------------------------------
                                            Name:  Gary R. Hildreth
                                            Title: Vice President


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